UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 29, 2019
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Bryn Mawr Bank Corporation
(Exact Name of Registrant as specified in its charter)

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Pennsylvania	001-35746	23-2434506
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

801 Lancaster Avenue, Bryn Mawr, PA   19010

Registrant's telephone number, including area code: 610-525-1700

None
(Former name or former address, if changed since last report)

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Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 29, 2019, Alison Eichert, Executive Vice President and Chief Administrative Officer of The Bryn Mawr Trust Company (the “Bank”) and Vice President of Bryn Mawr Bank Corporation (the “Corporation” and together with the Bank, the “Company”), informed the Company that she has decided to retire effective October 1, 2019. Ms. Eichert has been with the Company for 21 years and chose to participate in a voluntary Years of Service Incentive Program (the “Program”) that was designed to provide an enhanced benefits package for certain long-standing employees should they choose to exit the Company prior to the end of 2019.

Pursuant to the Program, at retirement, Ms. Eichert will enter into a Voluntary Separation Agreement pursuant to which she will receive the following benefits, subject to applicable withholdings, and also to her execution and non-revocation of a general release of claims and continuing compliance with certain restrictive covenant obligations: (i) $793,056, (ii) a pro-rated Annual Incentive Award under the Corporation’s Annual Incentive Methodology (as described in the Corporation’s 2019 Definitive Proxy Statement on Schedule 14A (“Proxy Statement”)), with such pro-ration determined based on the portion of 2019 during which Ms. Eichert is employed by the Company, (iii) contributions to the Corporation’s Amended and Restated Supplemental Employee Retirement Plan and Executive Deferred Compensation Plan as if Ms. Eichert remained employed through December 31, 2019, (iv) subsidized group health insurance coverage at active employee rates through October 1, 2022 and (v) with respect to the Restricted Stock Units (“RSUs”) granted August 11, 2017 and August 9, 2018, the forfeiture provisions applicable to such RSUs will be waived so that such RSUs will continue to be eligible for vesting as if Ms. Eichert remained an employee through the applicable vesting date, provided that the vesting of the performance based portion of the RSUs will also be subject to actual achievement of the applicable performance objectives. In addition, it is expected that for a period of time following her retirement, Ms. Eichert will remain available to provide consulting services to the extent deemed necessary by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRYN MAWR BANK CORPORATION

By:	/s/ Francis J. Leto
Francis J. Leto
President & Chief Executive Officer

Date:     April 4, 2019